UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition

On October 21, 2024, Atlantic Union Bankshares Corporation (the “Company”) issued a press release announcing its financial results for the third quarter of 2024. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The Company does not incorporate by reference information presented at any website referenced in the press release.

The information provided under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.2 and incorporated herein by reference is an investor presentation, dated October 21, 2024, regarding the Company’s financial results for the third quarter of 2024 that the Company will use in connection with a webcast and conference call for investors and analysts at 9:00 a.m. Eastern Time on Monday, October 21, 2024. This call has been rescheduled from the previously announced date and time. This presentation is also available under the Presentations link in the Investor Relations – News & Events section of the Company’s website at https://investors.atlanticunionbank.com.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. The Company does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated October 21, 2024 regarding the third quarter 2024 results.
99.2	Atlantic Union Bankshares Corporation investor presentation, dated October 21, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: October 21, 2024	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer